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                                                                                                                  EXHIBIT 5(c)(v)(B)
     Complete and return to:           AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
     Administrative Center                 Member American General Financial Group                       G E N E R A T I O N S(TM)
         P.O. Box 1401                               Houston, Texas                                      =========================
     Houston, TX 77251-1401                                                                                  Variable Annuity
        (800) 200-3883                                 - SERVICE REQUEST -
      Fax: (713) 831-3701
Hearing Impaired: (888) 436-5257
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[X] CERTIFICATE         1.  | CONTRACT#:___________________________________________    ANNUITANT:_________________________________
    IDENTIFICATION          |
                            | CERTIFICATE OWNER(S):_______________________________________________________________________________
                            |
  (COMPLETE SECTIONS        | ADDRESS: ___________________________________________________________________________________________
      1 AND 14              |
  FOR ALL REQUESTS.)        | [ ] CHECK HERE IF
                            | CHANGE OF ADDRESS __________________________________________________________________________________
  INDICATE CHANGE OR        |
REQUEST DESIRED BELOW.      | S.S. NO. OR TAX I.D. NO.:________/_________/_________   Phone Number: (_____)_______________________
----------------------------|-------------------------------------------------------------------------------------------------------
[ ] NAME                2.  | [ ] Annuitant* [ ] Beneficiary* [ ] Owner(s)* (*DOES NOT CHANGE ANNUITANT, BENEFICIARY OR
    CHANGE                  | OWNERSHIP DESIGNATION.)
                            | ------------------------------------------------------------------------------------------------------
                            | FROM (FIRST, MIDDLE, LAST)                    |   TO (FIRST, MIDDLE, LAST)
                            |                                               |
                            | ------------------------------------------------------------------------------------------------------
                            | Reason: [ ] Marriage [ ] Divorce [ ] Correction [ ] Other (ATTACH COPY OF A CERTIFIED COURT ORDER.)
----------------------------|-------------------------------------------------------------------------------------------------------
[ ] AUTOMATIC           3.  | ________ By initialing here, I authorize American General Life to collect $_______ (min. $100)
    ADDITIONAL              | starting month/day_______  by initiating electronic debit entries against my bank account with the
    PURCHASE PAYMENT        | following frequency:
    OPTION                  |
                            | [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually (Attach voided check to Service Request.)
----------------------------|-------------------------------------------------------------------------------------------------------
[ ] DOLLAR COST         4.  | Dollar cost average  [ ] $__________ OR [ ] __________%  (whole % only) Begin Date:______/_____/______
    AVERAGING               |                                                                                      MM    DD    YY
                            | Taken from the:  [ ] Money Market  OR   [ ] 1-Year Guarantee Period
                            | Frequency:  [ ]  Monthly  [ ] Quarterly  [ ] Semiannually  [ ] Annually
                            | Duration:   [ ] 12 months [ ] 24 months  [ ] 36 months     [ ] 48 months  [ ] 60 months
                            | to be allocated to the following division(s) as indicated.  (Use only dollars OR percentages.)
                            |
                            | Domestic Income (80)         ____%     Global Equity (85)        ____%     Money Market (92)     ____%
                            | Emerging Growth (81)         ____%     Government (86)           ____%     U.S. Real Estate (97) ____%
                            | Emerging Markets Equity (82) ____%     Growth and Income (88)    ____%     Strategic Stock (96)  ____%
                            | Enterprise (83)              ____%     High Yield (89)           ____%     Value (94)            ____%
                            | Equity Growth (87)           ____%     International Magnum (90) ____%     Other ______________  ____%
                            | Fixed Income (84)            ____%     Mid Cap Value (91)        ____%
----------------------------|-------------------------------------------------------------------------------------------------------
[ ] AUTOMATIC           5.  | [ ] Add   [ ] Stop Automatic Rebalancing
    REBALANCING             | [ ] Change Automatic Rebalancing of variable investments to the percentage allocations indicated
 ($25,000  MINIMUM)         |     below:
 USE WHOLE PERCENTAGES.     | [ ] Quarterly     [ ] Semiannually     [ ] Annually  (based on certificate anniversary)
 TOTAL MUST EQUAL 100%.     |
                            | Domestic Income (80)         ____%     Global Equity (85)        ____%     Money Market (92)     ____%
                            | Emerging Growth (81)         ____%     Government (86)           ____%     U.S. Real Estate (97) ____%
                            | Emerging Markets Equity (82) ____%     Growth and Income (88)    ____%     Strategic Stock (96)  ____%
                            | Enterprise (83)              ____%     High Yield (89)           ____%     Value (94)            ____%
                            | Equity Growth (87)           ____%     International Magnum (90) ____%     Other ______________  ____%
                            | Fixed Income (84)            ____%     Mid Cap Value (91)        ____%
                            |
                            | NOTE: Automatic Rebalancing is only available for variable divisions. Automatic Rebalancing will not
                            | change allocation of future purchase payments.
----------------------------|-------------------------------------------------------------------------------------------------------
[ ] CHANGE              6.  | Domestic Income (80)         ____%     Global Equity (85)        ____%     Money Market (92)     ____%
    ALLOCATION OF           | Emerging Growth (81)         ____%     Government (86)           ____%     U.S. Real Estate (97) ____%
    FUTURE PURCHASE         | Emerging Markets Equity (82) ____%     Growth and Income (88)    ____%     Strategic Stock (96)  ____%
    PAYMENTS                | Enterprise (83)              ____%     High Yield (89)           ____%     Value (94)            ____%
 USE WHOLE PERCENTAGES.     | Equity Growth (87)           ____%     International Magnum (90) ____%     Other ______________  ____%
 TOTAL MUST EQUAL 100%.     | Fixed Income (84)            ____%     Mid Cap Value (91)        ____%
                            |
                            | NOTE: A change to the allocation of future purchase payments will not alter Automatic Rebalancing
                            | allocations.
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L 8974 REV 0401                                             PAGE 1 OF 2                                                     VAGFRMSR
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[ ] TRANSFER OF         7.  | Indicate division number along with gross dollar or percentage amount. (Maintain $ or % consistency)
    ACCUMULATED             |
    VALUES                  | % or $________ from  Div.________ to Div.________    % or $________ from  Div.________ to Div.________
                            | % or $________ from  Div.________ to Div.________    % or $________ from  Div.________ to Div.________
                            | % or $________ from  Div.________ to Div.________    % or $________ from  Div.________ to Div.________
                            | % or $________ from  Div.________ to Div.________    % or $________ from  Div.________ to Div.________
                            | NOTE:  If a transfer is elected and Automatic Rebalancing is active for your account, you may
                            |        want to consider changing the Automatic Rebalancing allocations (Section 7). Otherwise, the
                            |        Automatic Rebalancing will transfer funds in accordance with instructions on file.
----------------------------|-------------------------------------------------------------------------------------------------------
[ ] TELEPHONE           8.  |   I (or if joint owners, either of us acting independently) hereby authorize American General Life
    TRANSFER                |   Insurance Company ("AGL") to act on telephone instructions to transfer values among the Variable
    AUTHORIZATION           |   Divisions and Fixed Accounts and to change allocations for future purchase payments given by:
                            |   (INITIAL APPROPRIATE BOX(ES) BELOW.)
                            |   [    ]  Contract Owner(s)
                            |   [    ]  Agent/Registered Representative who is both appointed to represent AGL and, with the firm,
                            |   authorized to service my contract. AGL and any person designated by this authorization will not be
                            |   responsible for any claim, loss, or expense based upon telephone transfer instructions received and
                            |   acted on in good faith, including losses due to telephone instruction communication errors. AGL's
                            |   liability for erroneous transfers, unless clearly contrary to instructions received, will be
                            |   limited to correction of all allocations on a current basis. If an error, objection, or other
                            |   claim arises due to a telephone transfer transaction, I will notify AGL in writing within five
                            |   working days from receipt of confirmation of the transaction from AGL. I understand that this
                            |   authorization is subject to the terms and provisions of my GENERATIONS contract and its related
                            |   prospectus. This authorization will remain in effect until my written notice of its revocation
                            |   is received by AGL at its main office.
                            |
                            |   [ ] CHECK HERE TO DECLINE TELEPHONE PRIVILEGE.
----------------------------|-------------------------------------------------------------------------------------------------------
[ ] SYSTEMATIC          9.  | Specified Dollar Amount $______________________
    WITHDRAWAL              | Frequency:     [ ] Monthly        [ ] Quarterly        [ ] Semiannually        [ ] Annually
 (ALSO COMPLETE             | To Begin on ______/_____/______.    (Date must be between the 5th and 24th of the month and at least
SECS. 12, 13 & 14.)         |               MM    DD    YY
                            | 30 days after issue date.)
  ($100 MINIMUM             | Unless specified below, withdrawals will be taken from the divisions as they are currently allocated
   WITHDRAWAL)              | in your contract.
                            | $ or %________ Div. No. ________$ or %________ Div. No. ________$ or %________ Div. No. ________
 PERCENTAGES (WHOLE %       | $ or %________ Div. No. ________$ or %________ Div. No. ________$ or %________ Div. No. ________
 ONLY) MUST EQUAL 100%,     | $ or %________ Div. No. ________$ or %________ Div. No. ________$ or %________ Div. No. ________
 OR DOLLARS MUST EQUAL      | NOTE: The systematic withdrawal option terminates on the certificate's annuity date. You may cancel
     TOTAL AMOUNT.          |       the systematic withdrawal process at any time by notifying USL in writing.
----------------------------|-------------------------------------------------------------------------------------------------------
[ ] REQUEST FOR        10.  | Amount requested is to be (   ) NET OR (   ) GROSS of applicable charges. Total Amount = $____________
    PARTIAL                 |
    WITHDRAWAL              | $ or %________ Div. No. ________$ or %________ Div. No. ________$ or %________ Div. No. _______
  (ALSO COMPLETE            | $ or %________ Div. No. ________$ or %________ Div. No. ________$ or %________ Div. No. ________
SECS. 12, 13, & 14.)        | $ or %________ Div. No. ________$ or %________ Div. No. ________$ or %________ Div. No. ________
----------------------------|-------------------------------------------------------------------------------------------------------
[ ] REQUEST FOR         11. | [ ] Contract attached
    FULL SURRENDER          | [ ] I hereby declare that the contract specified has been lost, destroyed, or mislaid and request
                            |     that the value of the contract be paid. I agree to indemnify and hold harmless AGL against any
  (ALSO COMPLETE            |     claims which may be asserted on my behalf and on the behalf of my heirs, assignees, legal
SECS. 12, 13 & 14.)         |     representatives, or any other person claiming rights derived through me against AGL on the basis
                            |     of the contract.
----------------------------|-------------------------------------------------------------------------------------------------------
[ ] METHOD OF           12. | NOTE: If no method is indicated, check(s) will be mailed to the owner at the address of record.
    DISTRIBUTION            | Check one: [ ] Mail check to owner.  [ ] Mail check to alternate address.
                            |            [ ] Deposit funds directly to bank/firm.*
                            |                (available only for systematic withdrawals)
                            | ______________________________________________________________________________________________________
                            | INDIVIDUAL OR BANK/FIRM
                            | ____________________________________________________   ______________________________________________
                            | ADDRESS                                                CITY/STATE/ZIP
                            | ____________________________________________________________ Type of account: [ ] Checking [ ] Savings
                            | IF BANK/FIRM, PROVIDE ACCOUNT NUMBER TO BE REFERENCED FOR DEPOSIT
                            | *Enclose a voided check from account where funds are to be deposited. PLEASE DO NOT ENCLOSE A DEPOSIT
                            |  SLIP.
----------------------------|-------------------------------------------------------------------------------------------------------
[ ] NOTICE OF           13. | The taxable portion of the distribution you receive from your annuity contract is subject to
    WITHHOLDING             | federal income tax withholding unless you elect not to have withholding apply. Withholding of state
                            | income tax may also be required by your state of residence. You may elect not to have withholding
                            | apply by checking the appropriate box below. If you elect not to have withholding apply to your
                            | distribution or if you do not have enough income tax withheld, you may be responsible for payment of
                            | estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated
                            | tax are not sufficient. If no election is made we are REQUIRED to withhold Federal Income Tax.
                            | Check one:     [ ] I do NOT want income tax withheld from this distribution.
                            |                [ ] I do want 10% or ___________% income tax withheld from this distribution.
----------------------------|-------------------------------------------------------------------------------------------------------
[X] AFFIRMATION/        14. | CERTIFICATION: Under penalties of perjury, I certify (1) that the number shown on this form is my
    SIGNATURE               | correct taxpayer identification number and (2) that I am not subject to backup withholding under
                            | Section 3406(a)(1)(C) of the Internal Revenue Code.
 (COMPLETE THIS SECTION     |
   FOR ALL REQUESTS.)       | The Internal Revenue Service does not require your consent to any provision of this document other
                            | than the certification required to avoid backup withholding.
                            | ____________________________________     _____________________________________________________________
                            |                DATE                                           SIGNATURE OF OWNER(S)
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L 8794 REV 0401                                             PAGE 2 OF 2                                                     VAGFRMSR
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